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                                                                    EXHIBIT 23.3

                                    CONSENT

  We hereby consent to the reference to our firm under the heading "Experts" in the Prospectus constituting part of the Registration Statement on Form S-4
(File Number 333-    ) of Arch Communications, Inc.

                                          Wilkinson, Barker, Knauer & Quinn,
                                          LLP

                                          By: /s/ Kenneth D. Patrich
                                              ------------------------------
                                              Kenneth D. Patrich